UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                         August 6, 1998 (August 6, 1998)
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                Date of Report (Date of earliest event reported)



                            MERRIMAC INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)



           New Jersey                     0-11201              22-1642321
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  (State or other jurisdiction          (Commission           (IRS Employer
        of incorporation)               File Number)        Identification No.)



   41 Fairfield Place, West Caldwell, New Jersey            07006-6287
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      (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code          (973) 575-1300
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                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 5.   Other Events.
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          Registrant's press release dated August 6, 1998 is filed herewith as
Exhibit 20 and is incorporated herein by reference.



Item 7.   Financial Statements and Exhibits.
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          (c)  Exhibits.
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               20. Press Release of Registrant dated August 6, 1998.



                                    SIGNATURE
                                    ---------


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  MERRIMAC INDUSTRIES, INC.
                                                  -------------------------
                                                       (Registrant)


                                                  By   /s/ Robert V. Condon
                                                    ---------------------------
                                                        Robert V. Condon
                                                    Vice President, Finance and
                                                      Chief Financial Officer


Date:  August 6, 1998

                                  EXHIBIT INDEX



                                                            Sequentially
Exhibit                                                     Numbered Page
-------                                                     -------------


   20.         Press Release of Registrant dated
               August 6, 1998.